UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 28, 2023

AG Twin Brook Capital Income Fund
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-56502	88-6103622
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

245 Park Avenue, 26th Floor,
New York, NY 10167
(Address of Principal Executive Offices, Zip Code)

(212) 692-2000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets

On July 28, 2023, AG Twin Brook Capital Income Fund, a Delaware statutory trust (the “Fund”), completed its previously announced acquisition of AG Twin Brook BDC, Inc., a Delaware corporation (“AGTB” and, together with the Fund, the “Parties”), with the Fund continuing as the surviving company (the “Transaction”). The Transaction was completed pursuant to an Agreement and Plan of Merger (the “Merger Agreement”), dated May 19, 2023, by and between the Parties. Prior to the Transaction closing, AGTB was an affiliated business development company (“BDC”) managed by AG Twin Brook Manager, LLC, a wholly-owned subsidiary of Angelo, Gordon & Co., L.P. (“Angelo Gordon”). The Fund is a public, non-exchange traded BDC, managed by AGTB Fund Manager, LLC, which is also a wholly-owned subsidiary of Angelo Gordon.

The board of trustees of the Fund and the board of directors of AGTB (each, a “Board”), in each case, including the majority of the trustees or directors, as applicable, who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), approved the Merger Agreement and the transactions contemplated thereby, including the Transaction, consistent with the requirements under Rule 17a-8 of the 1940 Act. The same individuals that serve as trustees on the Fund’s Board also serve as directors on AGTB’s Board. In addition, the Merger Agreement and the transactions contemplated thereby, including the Transaction, were approved by the Fund’s shareholders and AGTB stockholders at their respective special meetings, each held on July 18, 2023.

Pursuant to the Merger Agreement, the Parties caused the Transaction to be consummated by filing a certificate of merger (the “Certificate of Merger”) with the Secretary of State of the State of Delaware on July 28, 2023. The Transaction became effective upon the filing of the Certificate of Merger on July 28, 2023 (the “Effective Time”), as agreed to by the Parties and specified in the Certificate of Merger.

As of the Effective Time, each share of common stock, par value $0.001 per share, of AGTB (the “Common Stock”) outstanding immediately prior to the Effective Time was converted into the right to receive $20 per share in cash, without interest (the “Per Share Consideration”), subject to any applicable withholding taxes. The Fund paid total cash consideration in connection with the Transaction of approximately $193 million (the “Total Consideration”).

The Fund funded the Total Consideration for the Transaction with $180 million of borrowings under its credit facilities and $13 million of available cash.

The foregoing summary description of the Merger Agreement and the transactions contemplated thereby, including, without limitation, the Transaction, does not purport to be complete and is subject to and qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on May 19, 2023 and the terms of which are incorporated herein by reference. Further, the information set forth in the Current Reports on Form 8-K and the definitive proxy statement (the “Definitive Proxy Statement”) filed with the Securities and Exchange Commission on May 19, 2023, July 21, 2023 and June 16, 2023, respectively, are incorporated into this Item 2.01 by reference.

Item 9.01	Financial Statements and Exhibits
(a) Financial Statements of business acquired.

The financial statements of AGTB and supplemental disclosure information required by Regulation S-X Rule 6-11 related to fund acquisitions are filed with this Current Report on Form 8-K. With respect to supplemental disclosure information, the Fund has (i) incorporated by reference to the Definitive Proxy Statement current and comparative fee and expense information tables, including the estimated fee structure of the combined entity, (ii) determined that the Transaction would not result in a material change in AGTB’s investment portfolio due to investment restrictions, and (iii) determined that there are no material differences in accounting policies between the Fund and AGTB.

The following unaudited and audited financial statements and AGTB’s fees and expense information are filed as Exhibits 99.1, 99.2, and 99.3, respectively, to this Current Report on Form 8-K and incorporated in their entirety herein by reference:

99.1, Unaudited Consolidated Financial Statements of AG Twin Brook BDC, Inc. as of March 31, 2023

Consolidated Statements of Assets and Liabilities as of March 31, 2023 (Unaudited) and December 31, 2022

Consolidated Statements of Operations for the Three Months Ended March 31, 2023 and 2022 (Unaudited)

Consolidated Statements of Changes in Net Assets for the Three Months Ended March 31, 2023 and 2022 (Unaudited)

Consolidated Statements of Cash Flows for the Three Months Ended March 31, 2023 and 2022 (Unaudited)

Consolidated Schedules of Investments as of March 31, 2023 (Unaudited) and December 31, 2022

Notes to Consolidated Financial Statements (Unaudited)

99.2, Audited Consolidated Financial Statements of AG Twin Brook BDC, Inc. as of December 31, 2022

Report of Independent Registered Public Accounting Firm (PCAOB ID 238)

Consolidated Statements of Assets and Liabilities as of December 31, 2022 and 2021

Consolidated Statements of Operations for the Years ended December 31, 2022, 2021, and 2020

Consolidated Statements of Changes in Net Assets for the Years ended December 31, 2022, 2021, and 2020

Consolidated Statements of Cash Flows for the Years ended December 31, 2022, 2021, and 2020

Consolidated Schedules of Investments as of December 31, 2022 and 2021

Notes to Consolidated Financial Statements

99.3, Comparative Fees and Expenses

(d) Exhibits.

Exhibit No.	Description
99.1	Unaudited consolidated financial statements of AGTB as of March 31, 2023 (Incorporated by reference to Part I, Item I of AGTB’s Quarterly Report on Form 10-Q filed with the SEC on May 12, 2023).
99.2	Audited consolidated financial statements of AGTB as of December 31, 2022 (Incorporated by reference to Item 8 of AGTB’s Annual Report on Form 10-K filed with the SEC on March 17, 2023).
99.3	Comparative Fees and Expenses as of March 31, 2023 (Incorporated by reference to the Definitive Proxy Statement filed with the SEC on June 16, 2023).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AG Twin Brook Capital Income Fund

Dated: July 28, 2023	By:	/s/ Terrence Walters
	Name:	Terrence Walters
	Title:	Chief Financial Officer and Treasurer